Exhibit 10.17

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES ACQUIRED HEREUNDER MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER.

CLASS B COMMON STOCK SUBSCRIPTION AGREEMENT

THIS CLASS B COMMON STOCK SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into as of [—], 2013, by and between Taylor Morrison Home Corporation, a Delaware corporation (the “Company”), and each of the parties listed on Schedule I hereto (each, a “Subscriber”).

WHEREAS, in connection with the initial public offering of the shares of the Company’s Class A common stock, par value $0.00001 per share, and reorganization transactions contemplated by that certain Reorganization Agreement, dated as of [            ], 2013, by and among the Company, TMM Holdings Limited Partnership, a limited partnership organized under the laws of British Columbia (“TMM”), TMM Holdings II Limited Partnership, a Cayman Islands exempted limited partnership (“New TMM”) and certain other parties listed therein (the “Reorganization Agreement”), pursuant to which, among other things, holders of units representing partnership interests in TMM (“TMM Units”) will directly or indirectly contribute a portion of such units to New TMM in exchange for units representing partnership interests in New TMM (“New TMM Units”) and a corresponding number of shares of the Company’s Class B common stock, par value $0.00001 per share (the “Class B Common Stock”);

WHEREAS, as contemplated by the Reorganization Agreement, each Subscriber is willing to purchase from the Company, and the Company is willing to issue and transfer to each such Subscriber, the number of shares of Class B Common Stock set forth opposite the name of such Subscriber on Schedule I hereto, all on the terms and subject to the conditions set forth in this Agreement.

The parties hereto, intending to be legally bound, hereby agree, for good and valuable consideration, the receipt of which is hereby acknowledged, as follows:

1. Subscription for Class B Common Stock. Subject to the terms and conditions set forth in this Agreement and in connection with each Subscriber’s direct or indirect contribution of TMM Units to New TMM in exchange for New TMM Units and a corresponding number of shares of Class B Common Stock, each Subscriber hereby subscribes for and agrees to purchase, and the Company hereby agrees to sell and issue to each Subscriber, that number of shares of Class B Common Stock specified on Schedule I hereto, in exchange for the payment of the purchase price of $.00001 per share (the “Purchase Price”). On or about [            ], 2013, and not as a condition to the consummation of the transactions contemplated hereby, each Subscriber agrees to tender to the Company, in cash, check or wire transfer, the Purchase Price.

2. Shares. The Company represents and warrants that the shares of Class B Common Stock subscribed for hereunder (the “Shares”) have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.

3. Representations and Warranties. The Subscriber hereby represents, warrants and agrees:

(a) that the Subscriber is an “accredited investor” (as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”);

(b) that the Subscriber or the Subscriber’s representative has had access to the same kind of information concerning the Company that is required by Schedule A of the Act, to the extent that the Company possesses such information;

(c) that the Subscriber has received a copy of the Company’s Registration Statement on Form S-1, dated             , 2013, and has had access to such information concerning the Company and the Shares as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Shares;

(d) that the Subscriber has such knowledge and experience in financial and business matters that it is capable of utilizing the information that is available to it concerning the Company to evaluate the risks of investment in the Company including the risk that it could lose its entire investment in the Company;

(e) that the Subscriber understands that the Shares have not been registered under the Act, the securities laws of any state or the securities laws of any other jurisdiction, and agrees that the Shares shall be held indefinitely unless the sale or transfer is registered under the Act and other applicable securities laws or pursuant to an available exemption from registration under the Act and other applicable securities laws covering the sale or transfer of the Shares;

(f) that the Shares are being purchased by the Subscriber for the Subscriber’s own sole benefit and account for investment and not with a view to, or for resale in connection with, a public offering or distribution thereof;

(g) that the Subscriber understands that the certificate or certificates representing the Shares (if certificated) may be impressed with a legend stating that the Shares have not been registered under the Act or any state securities laws and setting out or referring to the restrictions on the transferability and resale of the Shares; and

(h) that the Subscriber understands that stop transfer instructions in respect of the Shares may be issued to any transfer agent, transfer clerk or other agent at any time acting for the Company.

4. Transfer Restrictions. The Subscriber hereby agrees not to transfer Shares except when transferring a corresponding number of New TMM Units in accordance with the means the Amended and Restated Agreement of Exempted Limited Partnership of New TMM Cayman, dated [            ], 2013, as amended from time to time (the “New TMM LPA”).

5. Restrictive Legends. Certificates evidencing the Shares, to the extent such certificates are issued, may bear such restrictive legends as the Company and/or the Company’s counsel may deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

“THE TRANSFER OF SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE COMMON STOCK CLASS B COMMON STOCK SUBSCRIPTION AGREEMENT, DATED AS OF [            ], 2013, AMONG TAYLOR MORRISON HOME CORPORATION AND THE SUBSCRIBERS LISTED THEREIN, AS IT MAY BE AMENDED, SUPPLEMENTED AND/OR RESTATED FROM TIME TO TIME, AND NO TRANSFER OF THESE SECURITIES WILL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES ACQUIRED HEREUNDER MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER.”

6. Notices. All notices required or permitted hereunder shall be in writing deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or her or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other.

7. Successors and Assigns. The rights, duties, and obligations under this Agreement and Plan may not be assigned by Subscriber or the Company except that this Agreement shall be assignable by the Company to any successor entity, including an entity acquiring all, or substantially all, of the assets of the Company. The provisions of this Agreement shall be binding on any such assignee.

8. Entire Agreement; Amendments and Waivers.

(a) Amendments. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no agreements, understandings, specific restrictions, warranties, or representations relating to said subject matter between the parties other than those set forth herein or herein provided for.

(b) Waivers. The failure of a party to insist upon strict performance of any provision of this Agreement in any one or more instances shall not be construed as a waiver or relinquishment of the right to insist upon strict compliance with such provision in the future.

9. WAIVER OF JURY TRIAL. SUBSCRIBER WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THE AGREEMENT, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH, IN THE FUTURE, MAY BE DELIVERED IN CONNECTION THEREWITH, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. SUBSCRIBER REPRESENTS THAT NO OFFICER, REPRESENTATIVE, OR ATTORNEY OF THE COMPANY OR ANY AFFILIATE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE COMPANY WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS.

10. Invalidity. In the event that any one or more of the provisions of this Agreement or any word, phrase, clause, sentence, or other portion thereof shall be deemed to be illegal or unenforceable for any reason, such provision or portion thereof shall be modified or deleted in such a manner so as to make this Agreement, as modified, legal and enforceable to the fullest extent permitted under applicable laws.

11. Number; Titles. As employed in this Agreement, the singular form shall include, if appropriate, the plural. The headings employed in this Agreement are solely for the convenience and reference of the parties and are not intended to be descriptive of the entire contents of any paragraph and shall not limit or otherwise affect any of terms, provisions, or construction thereof.

12. Governing Law. The validity, construction and effect of this Agreement, and the rights of any and all persons having, or claiming to have, any interest under this Agreement, shall be governed by and construed in accordance with the laws of Delaware without regard to otherwise governing principles of conflicts of law, provided that the validity, construction and effect of the Restrictive Covenants shall be governed and construed in accordance with the laws of the jurisdiction in which Subscriber has rendered the majority of Subscriber’s service as an employee of the Employer, without regard to otherwise governing principles of conflicts of law. Any suit with respect to the Agreement will be brought in the federal or state courts in the districts which include the State of Delaware, and Subscriber agrees and submits to the personal jurisdiction and venue thereof.

13. Counterparts. This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile (including “pdf”), and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

14. Further Representations and Acknowledgements of Subscriber. Subscriber acknowledges that nothing in this Agreement alters the at-will nature of Employment with the Employer, under which Subscriber retains the right to end the Employment relationship at any time, and for any reason, and the Employer retains the same right. Subscriber acknowledges having been afforded a reasonable opportunity to consult with the financial or legal advisors of Subscriber’s choosing with respect to Subscriber’s rights and responsibilities under this Agreement, and Subscriber is advised to so consult.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first written above.

THE COMPANY:	Taylor Morrison Home Corporation

By:
Name:
Title:

In the presence of:

Notary Public in and for , U.S.A.
(State)

[Signature Page to Class B Common Stock Subscription Agreement]

Schedule I

Name of Subscriber	Number of Shares
TPG TMM Holdings II, L.P.
OCM TMM Holdings II, L.P.
JHI Holding Limited Partnership